UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 18, 2008

BMC SOFTWARE, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-16393	74-2126120
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2101 CITYWEST BLVD. HOUSTON, TX	77042-2827
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (713) 918-8800

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01. Completion of Acquisition or Disposition of Assets.

This Amendment No. 1 amends the Current Report on Form 8-K filed by BMC Software, Inc. (“BMC”) on April 23, 2008 (the “April 8-K”) related to BMC’s acquisition of BladeLogic, Inc. (“BladeLogic”). This Form 8-K/A amends the April 8-K to include the financial information required under Item 9.01. The information previously reported in the April 8-K is hereby incorporated by reference into this Form 8-K/A.

Item 9.01. Financial Statements and Exhibits.

(a) Financial Statements of Businesses Acquired.

The audited Consolidated Financial Statements of BladeLogic as of September 30, 2007 and 2006 and for the year ended September 30, 2007, the nine month period ended September 30, 2006 and the year ended December 31, 2005, and the related Notes thereto, are included herein as Exhibit 99.1.

The unaudited Consolidated Financial Statements of BladeLogic as of March 31, 2008 and for the six month periods ended March 31, 2008 and 2007, and the related Notes thereto, are included herein as Exhibit 99.2.

(b) Pro Forma Financial Information.

The following pro forma financial information is included herein as Exhibit 99.3.

(i)	Unaudited Pro Forma Condensed Combined Balance Sheet as of March 31, 2008.

(ii)	Unaudited Pro Forma Condensed Combined Statement of Operations for the year ended March 31, 2008.

(iii)	Notes to the Unaudited Pro Forma Condensed Combined Financial Statements.

(c) Not applicable.

(d) Exhibits.

Exhibit Number	Description

23.1	Consent of Independent Registered Public Accounting Firm

99.1	Consolidated Financial Statements of BladeLogic as of September 30, 2007 and 2006 and for the year ended September 30, 2007, the nine month period ended September 30, 2006 and the year ended December 31, 2005, and the related Notes thereto

99.2	Unaudited Consolidated Financial Statements of BladeLogic as of March 31, 2008 and for the six months ended March 31, 2008 and 2007, and the related Notes thereto

99.3	Unaudited Pro Forma Condensed Combined Financial Statements, and the related Notes thereto

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 27, 2008

BMC SOFTWARE, INC.

By: /s/ Christopher C. Chaffin
Christopher C. Chaffin
Vice President, Deputy General Counsel &
Assistant Secretary

EXHIBIT INDEX

Exhibit Number	Description

23.1	Consent of Independent Registered Public Accounting Firm

99.1	Consolidated Financial Statements of BladeLogic as of September 30, 2007 and 2006 and for the year ended September 30, 2007, the nine month period ended September 30, 2006 and the year ended December 31, 2005, and the related Notes thereto

99.2	Unaudited Consolidated Financial Statements of BladeLogic as of March 31, 2008 and for the six months ended March 31, 2008 and 2007, and the related Notes thereto

99.3	Unaudited Pro Forma Condensed Combined Financial Statements, and the related Notes thereto